SECOND QUARTER 2019 INVESTOR CONFERENCE CALL August 8, 2019

SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1 1

Q2 2019 HIGHLIGHTS DISCIPLINED PERSONAL LINES BOOK VALUE OF UNDERWRITING IN PREMIUM SHIFT TO $4.89 PER SHARE CORE COMMERCIAL PROFITABLE PROGRAMS BUSINESS Low-value dwelling Does not include $1.32 of Maintaining focus on loss ratios align with DTA or $0.05 of deferred gain writing premium in Company targets on ADC profitable lines of business Adjusted Total Book Value: $6.26 per share STRIVE FOR TOP LINE GROWTH AND INCREASED PROFITABILITY 2

BUSINESS MIX • Progress to Date:  Infrastructure in place to handle anticipated growth in core lines GROSS WRITTEN PREMIUM FOR Q2 2019  Implementing steady rate increases wherever possible Personal Lines 6.8%  Further refinement of Commercial Lines distribution: reducing exposure to select markets in Florida commercial lines  Expense management on-going Low-Value Wind-Exposed Dwelling 2.3% • Runway to grow in current niche Commercial Lines 4.5% markets • GWP down 5% in Q2 2019 – largely on loss of one work comp account • Commercial Lines current accident year Small Business combined ratio was 100.5% 38.0% Hospitality 55.2% OUR FOCUS: GENERATE A CONSISTENT UNDERWRITING PROFIT Commercial Lines 93.2% 3

Q2 2019 RESULTS OVERVIEW: REFLECTS DISCIPLINED UNDERWRITING Gross Written Premium: GROSS WRITTEN PREMIUM • GWP was $25.2M in Q2 2019 $30  Commercial Lines accident year combined 5% Decrease ratio was 100.5% $26.6M • Small Business segment performed well ILLIONS in the period M $1.6 $25.2M $25 • Commercial Lines GWP increased $1.7 sequentially approximately 4% over Q1 2019  Commercial Lines AY combined ratio for the six months ended June 30, 2019 was 98.5% $20  Personal Lines GWP increased 10% over Q2 2018, in historically profitable business lines  Florida homeowners premium was down 16.6% $15 from Q2 2018 • Overall GWP decrease of 5.2% from Q2 2018 $25.0 $23.5 Net Earned Premium: $10 • NEP was $21.3M in Q2 2019, down from $23.9M in Q2 2018 $5  Commercial Lines NEP saw a slight decrease to $20.2M for Q2 2019, compared to $20.9M in Q2 2018  Personal Lines NEP decreased $1.9 million or 61% $0 from Q2 2018 Q2 2018 Q2 2019 Commercial Lines Personal Lines 4 4

COMMERCIAL LINES OVERVIEW GROSS WRITTEN PREMIUM $30 6% Decrease ILLIONS M $25.0M $25 $23.5M $20 $9.8 YTD June 30, 2019 Gross Written Premium $9.6 Top Five States $ in thousands Florida $ 9,455 20.5% $15 Michigan 9,249 20.1% Texas 3,162 6.9% Pennsylvania 2,905 6.3% $10 California 2,643 5.7% $15.2 All Other 18,629 40.5% $13.9 Total $ 46,043 100.0% $5 • Commercial Lines represented roughly 93% of the premium written in Q2 2019 $0 • Quarter over quarter, Commercial Lines gross written premium Q2 2018 Q2 2019 decreased approximately 6% in Q2 2019  Further refinement of distribution – reducing FL Commercial exposure Hospitality Small Business • Michigan state exposure increasing as Florida exposure decreases • Conifer continues to write Commercial Lines in all 50 states 5 5

PERSONAL LINES OVERVIEW GROSS WRITTEN PREMIUM 10% Increase $2 $1.7M ILLIONS $2 $1.6M M $1 YTD June 30, 2019 Gross Written Premium $1 Top Five States $ in thousands $1.1 $1.0 Texas $ 1,240 37.1% $1 Indiana 947 28.3% Florida 668 20.0% $1 Illinois 268 8.0% Louisiana 116 3.5% $1 All Other 103 3.1% $0 Total $ 3,342 100.0% $0.6 $0.5 $0 • Personal Lines production was approximately 7% of total premium in Q2 2019 $0 • Continuing efforts to reduce / refine wind exposure overall Q2 2018 Q2 2019 • Florida assumption business non-renewal was completed in February 2019 Wind-Exposed Low-Value Dwelling • Growth in low-value dwelling segment with Texas as largest state 6 6

RESULTS OVERVIEW: COMBINED RATIO • Continued focus on disciplined underwriting will help drive overall combined ratio improvement  Commercial Lines combined ratio was 107.7% in Q2 2019 (AY combined ratio of 100.5%)  Personal Lines combined ratio was 197.9% in Q2 2019 (AY combined ratio of 123.1%) • Expecting growth in both hospitality and small business programs in 2019 • Continuing to reduce Florida Commercial lines exposure – especially in the tri-country area • 93% of total premiums in Q2 2019 were from core commercial business 113.0% 108.8% 62.8% 67.1% 46.0% 45.9% Loss Ratio Expense Ratio Q2 2018 Q2 2019 7

RESULTS OVERVIEW: LOSS RATIO • For Q2 2019, the consolidated loss ratio was 67.1% (on lower absolute losses but lower NEP too)  Commercial Lines loss ratio was 62.1% (coming more and more into line over time)  Personal Lines loss ratio was 147.8% (decreasing impact but still a large percentage on $1.2M of NEP) • Ongoing trend of shifting away from wind-exposed Personal Lines premium • Continued focus on disciplined underwriting in solidly performing core Commercial lines of business 67.1% 62.8% Q2 2018 Q2 2019 8

RESULTS OVERVIEW: EXPENSE RATIO • Ongoing efforts to reduce expense ratio and implement expense management • NEP was down in the quarter, but Expense ratio still saw small improvement • Expense ratio dropped slightly in Q2 2019 was 45.9% • 10 basis point improvement from Q2 2018 46.0% 45.9% Q2 2018 Q2 2019 9

Q2 2019 INVESTMENT PORTFOLIO • Net Investment Income for Q2 2019: $1.1M  25.4% increase over Q2 2018 DEBT SECURITY PORTFOLIO ALLOCATION • Highly liquid portfolio of investment grade debt securities CMO / RMBS 2.4% • Total cash & investment securities of $161M at June 30, 2019: CMBS U.S. 3.8%  Average duration: 3 years Government Obligations  Average tax-equivalent yield: ~2.9% 11.9%  Average credit quality: AA MBS State & Local 25.8% Governments 12.0% DEBT SECURITY PORTFOLIO CREDIT RATING $ in thousands June 30, 2019 Fair Value % of Total AAA $ 33,512 27% AA 65,783 53% Corporate Debt 26.5% A 8,688 7% BBB 14,894 12% ABS BB 1,241 1% 17.5% NR -- -- TOTAL DEBT $ 124,118 100% SECURITIES 10

FINANCIAL RESULTS: Q2 2019 INCOME STATEMENT • Company reported net loss of $2.9 million or $0.34 per share for Q2 2019 • For Q2 2019, adjusted operating loss was $5.6 million, or $0.67 per share Three Months Ended June 30, ($ in thousands, except per share data) 2019 2018 Gross Written Premium $25,169 $26,562 Net Written Premium 21,434 22,595 Net Earned Premium 21,349 23,938 Net Income (Loss) (2,884) (1,113) EPS, Basic and Diluted $(0.34) $(0.13) Adjusted Operating Income (Loss) (5,597) (173) Adjusted Operating Income (Loss) per share $(0.67) $(0.02) 11 11

FINANCIAL RESULTS: CONSOLIDATED BALANCE SHEET • Shareholders’ equity of $46.5 million – book value of $4.89 a share • $1.37 not reflected in book value:  $1.32 per share full valuation allowance against deferred tax assets  $0.05 per share deferred gain on ADC, net of tax • Total adjusted book value of $6.26 as of quarter ended June 30, 2019 SUMMARY BALANCE SHEET June 30, 2019 December 31, 2018 $ in thousands Cash and Invested Assets $ 161,009 $ 150,894 Reinsurance Recoverables 31,231 34,745 Goodwill and Intangible Assets 985 985 Total Assets $ 243,396 $ 232,752 Unpaid Losses and Loss Adjustment Expenses 97,981 92,807 Unearned Premiums 51,606 52,852 Debt 34,658 33,502 Total Liabilities $ 196,887 $ 190,589 Total Shareholders' Equity $ 46,509 $ 42,163 12

APPENDIX

SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT OPERATING RESULTS Three Months Ended June 30, $ in thousands, except per share data 2019 2018 Gross Written Premiums 25,169 26,562 Ceded Written Premiums (3,735) (3,967) Net Written Premiums 21,434 22,595 Net Earned Premiums 21,349 23,938 Net Investment Income 1,051 838 Net Realized Investment Gains 715 12 Change in Fair Value of Equity Securities (915) 29 Other Income 581 450 Total Revenue 22,781 25,267 Losses and Loss Adjustment Expenses, Net 14,382 15,067 Policy Acquisition Costs 6,210 6,472 Operating Expenses 4,340 4,303 Interest Expense 725 617 Total Expenses 25,657 26,459 Income (Loss) before Equity Earnings and Income Taxes (2,876) (1,192) Equity Earnings of Affiliates, Net of Tax (8) 89 Income Tax (Benefit) Expense -- 10 Net Income (Loss) (2,884) (1,113) Earnings (Loss) per Common Share, Basic and Diluted (0.34) (0.13) Weighted Average Common Shares Outstanding, Basic and Diluted 8,370,782 8,520,328 15 15

ADJUSTED OPERATING EPS Three Months Ended June 30, 2019 2018 (dollar in thousands, except share and per share amounts) Net income (loss) $ (2,884) $ (1,113) Less: Net realized gains (losses) and other gains, net of tax 715 12 Change in fair value of equity securities, net of tax (915) 29 Net decrease (Increase) in deferred gain on losses ceded to ADC, net of tax 2,913 (981) Adjusted operating income (loss)$ (5,597) $ (173) Weighted average common shares, diluted 8,370,782 8,520,328 Diluted income (loss) per common share: Net income (loss)$ (0.34) $ (0.13) Less: Net realized gains (losses) and other gains, net of tax 0.09 - Change in fair value of equity securities, net of tax (0.11) - Net decrease (increase) in deferred gain on losses ceded to ADC, net of tax 0.35 (0.11) Adjusted operating income (loss), per share $ (0.67) $ (0.02) Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculatingthismeasuremaydifferfromthatusedby other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. 16